FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 9, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On August 9, 2004, the Registrant issued a news release entitled "CHECKERS DRIVE-IN
RESTAURANTS, INC. ANNOUNCES EXTENSION OF
GROWTH INCENTIVE PLAN ", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  August 9, 2004



EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 9, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186
		kfrancis@marcusa.com

		Brad Cohen
		Integrated Corporate Relations, Inc.
		203-222-9013 x238

TAMPA, FL., August 9, 2004 -- Checkers Drive-In
Restaurants, Inc. (NASDAQ: CHKR) announced that the Company will extend all incentives for new franchisee growth until December 31, 2005. Full details of the plans can be found in the Company's
Uniform Franchise Offering Circulars filed March
31, 2004 for both the Checkers(R) and Rally's
Hamburgers(R) brands.

About Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops produces, owns, operates and franchises quick service "double drive-thru" restaurants.

Except for historical information, this
announcement contains "forward- looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of
the Securities Exchange Act of 1934, as
amended and the Private Securities
Litigation Reform Act of 1995.